NEWS RELEASE

                                 March 13, 2006

--------------------------------------------------------------------------------

                  Magnum Intersects 6.59 % Copper at Khul Morit

         Magnum D'or Resources Inc. OTC.BB - symbol MAGR March 13, 2006.

Mr. Shaojun Sun, Vice President of Magnum d'Or Resources (Magnum) is pleased to announce that assays from the 2004 diamond drilling program on the Khul Morit Licence in Mongolia have now been received.

Nine randomly spaced exploration holes were completed and in Hole 4 a new copper discovery was made. The hole cut 33 meters [108 feet] grading 1.74 % copper. Within this intersection is 27 meters [88 feet] grading 2.09 % copper. The highest core sample assay was 6.59 % copper. The samples are reported as follows.

-------------------------- ------------------- ---------------------- --------------------- ----------------
      Sample Number           Interval (m)           Width(m)              Copper (%)         Gold (ppb)
-------------------------- ------------------- ---------------------- --------------------- ----------------
         183884                25.8-28.8                3.0                  0.046                <2
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1001                 28.8-31.8                3.0                  0.986                 4
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1002                 31.8-34.8                3.0                  0.835                 3
-------------------------- ------------------- ---------------------- --------------------- ----------------
         183885                34.8-37.8                3.0                  0.704                 3
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1003                 37.8-40.8                3.0                  1.178                 4
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1004                 40.8-43.8                3.0                  0.608                 2
-------------------------- ------------------- ---------------------- --------------------- ----------------
         183886                43.8-46.8                3.0                  2.742                 6
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1005                 46.8-49.8                3.0                  6.599                24
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1006                 49.8-52.8                3.0                  1.805                 5
-------------------------- ------------------- ---------------------- --------------------- ----------------
          1007                 52.8-55.8                3.0                  3.388                10
-------------------------- ------------------- ---------------------- --------------------- ----------------
         183887                55.8-58.8                3.0                  0.182                <2
-------------------------- ------------------- ---------------------- --------------------- ----------------
         183888                58.8-61.8                3.0                  0.155                <2
-------------------------- ------------------- ---------------------- --------------------- ----------------

This hole is described by the on-site manager, G. R. Thomson, P Geo, as follows.

"K04-04 (208.8 m)
Drill hole K04-04 contained alternating zones of sericitized rhyolites and tourmaline breccias. This probably represents the variable contact zone between sulphide-bearing rhyolite breccia as it interfingers the less disrupted and less mineralized rhyolites. The drill hole traverses the southern side of the main prominent hill outcrop of tourmaline breccia. Spectacular copper grades have been received for the tourmaline breccia zone at the top of drill hole K-04-04.

The weighted average across a 33 metre interval (28.8 to 61.8 m) assays 1.74% copper, which includes a higher grade section from 28.8 to 55.8 m (27 m) assaying 2.09% copper.

These are very high copper values located at near-surface levels. Copper-bearing tourmaline breccias in the area of this drill hole have only received minor investigation by diamond drilling. The main surface tourmaline breccia body has only been partially tested around its periphery. Further drilling is recommended to test the main body of tourmaline breccia, the dimensions of which remain indeterminate, but surfacly is in the order of 100 to 300 metres.

Anomalous copper values are associated with mineralized tourmaline breccias to a depth of 159.2 metres in this drill hole. From 85.8 to 159.2 metres important copper assay values with anomalous gold are found associated with tourmaline breccia zones. The most significant values from the lower mineralized breccia zones are listed below:"

------------------------- ------------------- --------------------- -------------------- --------------------
Sample Number             Interval (m)        Width(m)              Copper (%)           Gold (ppb)
------------------------- ------------------- --------------------- -------------------- --------------------
         183897           85.8-88.8                   3.0                  0.165                  7
------------------------- ------------------- --------------------- -------------------- --------------------
         139357           115.8-118.8                 3.0                  1.011                 15
------------------------- ------------------- --------------------- -------------------- --------------------
         139362           130.8-133.8                 3.0                  1.002                 55
------------------------- ------------------- --------------------- -------------------- --------------------
         139368           148.8-151.8                 3.0                  0.447                 32
------------------------- ------------------- --------------------- -------------------- --------------------
         139371           157.8-159.2                 1.4                  2.584                 65
------------------------- ------------------- --------------------- -------------------- --------------------


Mr. Thomson has further reported on Hole 8 as follows.

"The following table summarizes significant copper assays received for DH K04-08. The weighted copper grade average for the interval 55.8-70.8 m (15 m) is
0.583 % Cu."


-------------------------- ------------------ -------------------- --------------------- --------------------
Sample Number              Interval (m)       Width (m)            Copper (%)            Gold (ppb)
-------------------------- ------------------ -------------------- --------------------- --------------------
         183487            28.8-31.8                  3.0                 0.216                  10
-------------------------- ------------------ -------------------- --------------------- --------------------
         183491            40.8-43.8                  3.0                 0.255                  10
-------------------------- ------------------ -------------------- --------------------- --------------------
         183496            55.8-58.8                  3.0                 0.558                   4
-------------------------- ------------------ -------------------- --------------------- --------------------
         183497            58.8-61.8                  3.0                 1.780                  71
-------------------------- ------------------ -------------------- --------------------- --------------------
         183498            61.8-64.8                  3.0                 0.081                   8
-------------------------- ------------------ -------------------- --------------------- --------------------
         183499            64.8-67.8                  3.0                 0.203                   9
-------------------------- ------------------ -------------------- --------------------- --------------------
         183500            67.8-70.8                  3.0                 0.294                  22
-------------------------- ------------------ -------------------- --------------------- --------------------
         183652            73.8-76.8                  3.0                 0.115                   5
-------------------------- ------------------ -------------------- --------------------- --------------------
         183653            76.8-79.8                  3.0                 0.282                  12
-------------------------- ------------------ -------------------- --------------------- --------------------

Hole 9 was the best for gold and was drilled in the same immediate area. Mr. Thomson reported on it as follows.

"Drill hole K04-09 returned significantly anomalous gold values. All assayed sections showed anomalous gold, with the highest values occurring with strong fine grained pyrite concentrations near surface. Over the interval 13.8 to 40.8 metres (27.0 m), gold values average 130 ppb gold or 0.13 g/t Au. Anomalous gold is also found throughout the lower part of the drill hole, with values ranging between 13 to 63 ppb Au. Although the gold values in K04-09 are not considered economic, they indicate that this area is prospective for locating increased grades of gold mineralization."

The Company is pleased with these most significant drill hole intersections. Mr. K.G. Sanders, P Eng, senior geologist, former Company Director, and current consultant has evaluated the assay data and provided the following comments.

"Of the 9 holes, Hole 4 is the best and it is a very good one. This shows an economically mineable copper ore grade over that mining width. It is indicative of a possible commercial orebody at that location. But the context or the significance is not yet fully known. The copper values continue deeper as well, but at lower grades. But this is only one hole and must be confirmed by more drilling to be meaningful of anything at this stage. I think it can truthfully be called a new discovery. The drill program also found several gold intersections of interest but all of them are low. However more investigation is recommended."

Consistent with the comments of Mr. Thomson and Mr. Sanders, more drilling is warranted on the Khul Morit Licence and will be carried out as soon as possible in order to expand on the excellent results in Hole 4. The Company may seek a joint venture partner, or negotiate a loan, and/or do a private placement to finance more drilling independently. A decision will be made on how to proceed with this project as soon as possible.

A number of statements contained in this press release are forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.These forward-looking statements involve a number of risks and uncertainties including but not limited to: competitive market conditions, successful integration of acquisitions, and the ability to secure additional sources of financing. The actual results that Magnum may achieve could differ materially from any forward-looking statements due to such risks and uncertainties.

Contacts:
Magnum d'Or Resources Inc.
Shaojun Sun  626-407-2618
info@magnumexploration.net
http://www.magnumexploration.net